Herman Miller, Inc. Supplemental Financial Data
Revised Quarterly Segment Data for the 9 Months Ended March 2, 2019 and Fiscal Year Ended June 2, 2018
(Unaudited) ($ in millions)

I. Segment Information

Effective in the fourth quarter of fiscal 2019, Herman Miller, Inc. (the "Company") has revised its reportable segments to combine the Specialty reportable segment with the North American Furniture Solutions reportable segment. The newly combined segment is called "North America Contract". There were no changes to the Company's ELA Furniture Solutions ("ELA") and Consumer segments, but each has been renamed. Effective in the fourth quarter of fiscal 2019, ELA is now named "International Contract" and Consumer is named "Retail".

The Specialty segment (Maharam, Geiger, Nemschoff and the Herman Miller Collection) has been combined with the North America Contract segment under a common segment manager as of the the fourth quarter fiscal 2019. The change in operating segments reflect the basis of how the Company internally reports and evaluates financial information used to make operating decisions.

The tables below summarize, for the periods indicated, the revised reportable segment and other supplemental data of Herman Miller, Inc.:

Herman Miller, Inc. Supplemental Financial Data
Revised Quarterly Segment Data for the 9 Months ended March 2, 2019 and Fiscal Year Ended June 2, 2018
(Unaudited) ($ in millions)

A. Quarterly Segment Data for Fiscal 2019

	Three Months Ended						Nine Months Ended
	March 2, 2019		December 1, 2018		September 1, 2018		March 2, 2019
North America Contract
Net Sales	$397.0	100.0%	$434.8	100.0%	$421.0	100.0%	$1,252.8	100.0%
Gross Margin (1)	136.6	34.4%	152.0	35.0%	147.6	35.1%	436.2	34.8%
Operating Expenses	96.4	24.3%	100.8	23.2%	99.5	23.6%	296.7	23.7%

Operating Earnings (1)	$40.2	10.1%	$51.2	11.8%	$48.1	11.4%	$139.5	11.1%

International Contract
Net Sales	$126.0	100.0%	$118.5	100.0%	$115.4	100.0%	$359.9	100.0%
Gross Margin	42.1	33.4%	39.7	33.5%	38.1	33.0%	119.9	33.3%
Operating Expenses	25.8	20.5%	25.9	21.9%	27.6	23.9%	79.3	22.0%

Operating Earnings (1)	$16.3	12.9%	$13.8	11.6%	$10.5	9.1%	$40.6	11.3%

Retail
Net Sales	$96.0	100.0%	$99.3	100.0%	$88.2	100.0%	$283.5	100.0%
Gross Margin (1)	42.3	44.1%	43.9	44.2%	39.4	44.7%	125.6	44.3%
Operating Expenses	40.0	41.7%	42.1	42.4%	37.3	42.3%	119.4	42.1%

Operating Earnings (1)	$2.3	2.4%	$1.8	1.8%	$2.1	2.4%	$6.2	2.2%

Corporate
Operating Expenses (1)	(11.0)	—%	(13.7)	—%	(14.7)	—%	(39.4)	—%
Operating Loss	$(11.0)	—%	$(13.7)	—%	$(14.7)	—%	$(39.4)	—%

Herman Miller, Inc.
Net Sales	$619.0	100.0%	$652.6	100.0%	$624.6	100.0%	$1,896.2	100.0%
Gross Margin	221.0	35.7%	235.6	36.1%	225.1	36.0%	681.7	36.0%
Operating Expenses	173.2	28.0%	182.5	28.0%	179.1	28.7%	534.8	28.2%

Operating Earnings	$47.8	7.7%	$53.1	8.1%	$46.0	7.4%	$146.9	7.7%

(1) The sum of the quarters does not equal the annual balance reflected in the most recently issued Consolidated Statements of Comprehensive Income due to rounding associated with the calculations on an individual quarter basis.

Herman Miller, Inc. Supplemental Financial Data
Revised Quarterly Segment Data for the 9 Months ended March 2, 2019 and Fiscal Year Ended June 2, 2018

(Unaudited) ($ in millions)

B. Quarterly Segment Data for Fiscal 2018

	Three Months Ended								Twelve Months Ended
	June 2, 2018		March 3, 2018		December 2, 2017		September 2, 2017		June 2, 2018
North America Contract
Net Sales (1)	$392.4	100.0%	$389.0	100.0%	$404.9	100.0%	$403.7	100.0%	$1,590.0	100.0%
Gross Margin	139.1	35.4%	132.7	34.1%	145.2	35.9%	148.5	36.8%	565.5	35.6%
Operating Expenses	101.2	25.8%	92.9	23.9%	98.0	24.2%	98.2	24.3%	390.3	24.5%

Operating Earnings	$37.9	9.7%	$39.8	10.2%	$47.2	11.7%	$50.3	12.5%	$175.2	11.0%

International Contract
Net Sales (1)	$125.4	100.0%	$102.6	100.0%	$113.0	100.0%	$93.4	100.0%	$434.4	100.0%
Gross Margin (1)	40.9	32.6%	33.2	32.4%	38.4	34.0%	31.8	34.0%	144.3	33.2%
Operating Expenses	31.1	24.8%	25.6	25.0%	25.7	22.7%	25.2	27.0%	107.6	24.8%

Operating Earnings	$9.8	7.8%	$7.6	7.4%	$12.7	11.2%	$6.6	7.1%	$36.7	8.4%

Retail
Net Sales	$100.2	100.0%	$86.8	100.0%	$86.7	100.0%	$83.2	100.0%	$356.9	100.0%
Gross Margin	48.3	48.2%	39.9	46.0%	38.5	44.4%	36.6	44.0%	163.3	45.8%
Operating Expenses	39.9	39.8%	35.7	41.1%	37.5	43.3%	36.3	43.6%	149.4	41.9%

Operating Earnings	$8.4	8.4%	$4.2	4.8%	$1.0	1.2%	$0.3	0.4%	$13.9	3.9%

Corporate
Operating Expenses	(15.6)	—%	(12.9)	—%	(10.5)	—%	(8.1)	—%	(47.1)	—
Operating Loss	$(15.6)	—%	$(12.9)	—%	$(10.5)	—%	$(8.1)	—%	(47.1)	$—

Herman Miller, Inc.
Net Sales (1)	$618.0	100.0%	$578.4	100.0%	$604.6	100.0%	$580.3	100.0%	$2,381.3	100.0%
Gross Margin	228.3	36.9%	205.8	35.6%	222.1	36.7%	216.9	37.4%	873.0	36.7%
Operating Expenses	187.8	30.4%	167.1	28.9%	171.7	28.4%	167.8	28.9%	694.3	29.2%
Operating Earnings	$40.5	6.6%	$38.7	6.7%	$50.4	8.3%	$49.1	8.5%	$178.7	7.5%

(1) The sum of the quarters does not equal the annual balance reflected in the most recently issued Consolidated Statements of Comprehensive Income due to rounding associated with the calculations on an individual quarter basis.

Herman Miller, Inc. Supplemental Financial Data
Revised Quarterly Segment Data for the 9 Months Ended March 2, 2019 and Fiscal Year Ended June 2, 2018

(Unaudited) ($ in millions)

II. Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures, including Adjusted Operating Earnings (Loss) and Organic Growth (Decline). Adjusted Operating Earnings (Loss) represents reported operating earnings plus restructuring and impairment expenses, and other special charges. Organic Growth (Decline) represents the change in sales and orders, excluding currency translation effects, the impact of reclassification related to the new revenue recognition standard (ASC 606), the impact of acquisitions, divestitures and changes in shipping terms. The Company believes these non-GAAP measures are useful for investors as they provide financial information on a more comparative basis for the periods presented.

Adjusted Operating Earnings (Loss) and Organic Growth (Decline) are not measurements of our financial performance under GAAP and should not be considered an alternative to the related GAAP measurement. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of non-GAAP measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results.

Herman Miller, Inc. Supplemental Financial Data
Revised Quarterly Segment Data for the 9 Months ended March 2, 2019 and Fiscal Year Ended June 2, 2018

(Unaudited) ($ in millions)

A. Quarterly Segment Data for Fiscal 2019

	Three Months Ended						Nine Months Ended
	March 2, 2019		December 1, 2018		September 1, 2018		March 2, 2019
North America Contract
Net Sales	$397.0	100.0%	$434.8	100.0%	$421.0	100.0%	$1,252.8	100.0%
Gross Margin (1)	136.6	34.4%	152.0	35.0%	147.6	35.1%	436.2	34.8%
Operating Expenses	96.4	24.3%	100.8	23.2%	99.5	23.6%	296.7	23.7%
Operating Earnings (1)	40.2	10.1%	51.2	11.8%	48.1	11.4%	139.5	11.1%

Adjusted Operating Earnings	$40.2	10.1%	$51.2	11.8%	$48.1	11.4%	$139.5	11.1%

International Contract
Net Sales	$126.0	100.0%	$118.5	100.0%	$115.4	100.0%	$359.9	100.0%
Gross Margin	42.1	33.4%	39.7	33.5%	38.1	33.0%	119.9	33.3%
Operating Expenses	25.8	20.5%	25.9	21.9%	27.6	23.9%	79.3	22.0%
Operating Earnings (1)	16.3	12.9%	13.8	11.6%	10.5	9.1%	40.6	11.3%

Adjustments
Special Charges	—	—%	0.2	—%	0.1	—%	0.3	—%
Restructuring and Impairment	0.3	—%	0.3	—%	1.1	—%	1.7	—%
Adjusted Operating Earnings	$16.6	13.2%	$14.3	12.1%	$11.7	10.1%	$42.6	11.8%

Retail
Net Sales	$96.0	100.0%	$99.3	100.0%	$88.2	100.0%	$283.5	100.0%
Gross Margin (1)	42.3	44.1%	43.9	44.2%	39.4	44.7%	125.6	44.3%
Operating Expenses	40.0	41.7%	42.1	42.4%	37.3	42.3%	119.4	42.1%
Operating Earnings (1)	2.3	2.4%	1.8	1.8%	2.1	2.4%	6.2	2.2%

Adjusted Operating Earnings	$2.3	2.4%	$1.8	1.8%	$2.1	2.4%	$6.2	2.2%

Corporate
Operating Loss (1)	$(11.0)	—%	$(13.7)	—%	$(14.7)	—%	$(39.4)	—%

Adjustments
Special Charges	0.5	—%	5.5	—%	5.0	—%	11.0	—%
Adjusted Operating Loss	$(10.5)	95.5%	$(8.2)	59.9%	$(9.7)	66.0%	$(28.4)	72.1%

Herman Miller, Inc.
Net Sales	$619.0	100.0%	$652.6	100.0%	$624.6	100.0%	$1,896.2	100.0%
Gross Margin	221.0	35.7%	235.6	36.1%	225.1	36.0%	681.7	36.0%
Operating Expenses	173.2	28.0%	182.5	28.0%	179.1	28.7%	534.8	28.2%
Operating Earnings	47.8	7.7%	53.1	8.1%	46.0	7.4%	146.9	7.7%

Adjustments
Special Charges	0.5	—%	5.7	—%	5.1	—%	11.3	—%
Restructuring and Impairment	0.3	—%	0.3	—%	1.1	—%	1.7	—%
Adjusted Operating Earnings	$48.6	7.9%	$59.1	9.1%	$52.2	8.4%	$159.9	8.4%

(1) The sum of the quarters does not equal the annual balance reflected in the most recently issued Consolidated Statements of Comprehensive Income due to rounding associated with the calculations on an individual quarter basis.

Herman Miller, Inc. Supplemental Financial Data
Revised Quarterly Segment Data for the 9 Months ended March 2, 2019 and Fiscal Year Ended June 2, 2018

(Unaudited) ($ in millions)

B. Quarterly Segment Data for Fiscal 2018

	Three Months Ended								Twelve Months Ended
	June 2, 2018		March 3, 2018		December 2, 2017		September 2, 2017		June 2, 2018
North America Contract
Net Sales (1)	$392.4	100.0%	$389.0	100.0%	$404.9	100.0%	$403.7	100.0%	$1,590.0	100.0%
Gross Margin	139.1	35.4%	132.7	34.1%	145.2	35.9%	148.5	36.8%	565.5	35.6%
Operating Expenses	101.2	25.8%	92.9	23.9%	98.0	24.2%	98.2	24.3%	390.3	24.5%
Operating Earnings	37.9	9.7%	39.8	10.2%	47.2	11.7%	50.3	12.5%	175.2	11.0%

Adjustments
Restructuring and Impairment	—	—%	—	—%	0.5	—%	1.4	—%	1.9	—%
Adjusted Operating Earnings	$37.9	9.7%	$39.8	10.2%	$47.7	11.8%	$51.7	12.8%	$177.1	11.1%

International Contract
Net Sales (1)	$125.4	100.0%	$102.6	100.0%	$113.0	100.0%	$93.4	100.0%	$434.4	100.0%
Gross Margin (1)	40.9	32.6%	33.2	32.4%	38.4	34.0%	31.8	34.0%	144.3	33.2%
Operating Expenses	31.1	24.8%	25.6	25.0%	25.7	22.7%	25.2	27.0%	107.6	24.8%
Operating Earnings	9.8	7.8%	7.6	7.4%	12.7	11.2%	6.6	7.1%	36.7	8.4%

Adjustments
Special Charges	2.0	—%	0.3	—%	—	—%	—	—%	2.3	—%
Restructuring and Impairment	3.9	—%	—	—%	—	—%	—	—%	3.9	—%
Adjusted Operating Earnings	$15.7	12.5%	$7.9	7.7%	$12.7	11.2%	$6.6	7.1%	$42.9	9.9%

Retail
Net Sales	$100.2	100.0%	$86.8	100.0%	$86.7	100.0%	$83.2	100.0%	$356.9	100.0%
Gross Margin	48.3	48.2%	39.9	46.0%	38.5	44.4%	36.6	44.0%	163.3	45.8%
Operating Expenses	39.9	39.8%	35.7	41.1%	37.5	43.3%	36.3	43.6%	149.4	41.9%
Operating Earnings	8.4	8.4%	4.2	4.8%	1.0	1.2%	0.3	0.4%	13.9	3.9%

Adjusted Operating Earnings	$8.4	8.4%	$4.2	4.8%	$1.0	1.2%	$0.3	0.4%	$13.9	3.9%

Corporate
Operating Loss	$(15.6)	—%	$(12.9)	—%	$(10.5)	—%	$(8.1)	—%	$(47.1)	—%

Adjustments
Special Charges	5.9	—%	3.6	—%	1.2	—%	0.7	—%	11.4	—%
Adjusted Operating Loss	$(9.7)	62.2%	$(9.3)	72.1%	$(9.3)	88.6%	$(7.4)	91.4%	$(35.7)	75.8%

Herman Miller, Inc.
Net Sales	$618.0	100.0%	$578.4	100.0%	$604.6	100.0%	$580.3	100.0%	$2,381.2	100.0%
Gross Margin	228.3	36.9%	205.8	35.6%	222.1	36.7%	216.9	37.4%	873.0	36.7%
Operating Expenses	187.8	30.4%	167.1	28.9%	171.7	28.4%	167.8	28.9%	694.3	29.2%
Operating Earnings	40.5	6.6%	38.7	6.7%	50.4	8.3%	49.1	8.5%	178.7	7.5%

Adjustments
Special Charges	7.9	—%	3.9	—%	1.2	—%	0.7	—%	13.7	—%
Restructuring and Impairment	3.9	—%	—	—%	0.5	—%	1.4	—%	5.8	—%
Adjusted Operating Earnings	$52.3	8.5%	$42.6	7.4%	$52.1	8.6%	$51.2	8.8%	$198.2	8.3%

(1) The sum of the quarters does not equal the annual balance reflected in the most recently issued Consolidated Statements of Comprehensive Income due to rounding associated with the calculations on an individual quarter basis.

Herman Miller, Inc. Supplemental Financial Data
Revised Quarterly Segment Data for the 9 Months Ended March 2, 2019 and 9 Months Ended March 3, 2018

(Unaudited) ($ in millions)

C. Organic Sales Growth (Decline) by Segment

	Fiscal 2019				Fiscal 2018
	Three Months Ended			YTD	Three Months Ended			YTD
	March 2, 2019	December 1, 2018	September 1, 2018	March 2, 2019	March 3, 2018	December 2, 2017	September 2, 2017	March 3, 2018
North America Contract
Net Sales (1)	$397.0	$434.8	$421.0	$1,252.8	$389.0	$404.9	$403.7	$1,197.6
% change from prior year	2.1%	7.4%	4.3%	4.6%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	(0.8)	(0.8)
Impact of Reclassification Related to New Revenue Recognition Standard	—	—	—	—	6.6	5.9	5.2	17.7
Currency Translation Effects	1.3	1.0	0.5	2.8	—	—	—	—
Net Sales, proforma	$398.3	$435.8	$421.5	$1,255.6	$395.6	$410.8	$408.1	$1,214.5
% change from prior year	0.7%	6.1%	3.3%	3.4%

International Contract
Net Sales	$126.0	$118.5	$115.4	$359.9	$102.6	$113.0	$93.4	$309.0
% change from prior year	22.8%	4.9%	23.6%	16.5%
Proforma Adjustments
Impact of Reclassification Related to New Revenue Recognition Standard	—	—	—	—	2.6	3.4	2.1	8.1
Currency Translation Effects	4.0	2.9	1.2	8.1	—	—	—	—
Net Sales, proforma	$130.0	$121.4	$116.6	$368.0	$105.2	$116.4	$95.5	$317.1
% change from prior year	23.6%	4.3%	22.1%	16.1%

Retail
Net Sales	$96.0	$99.3	$88.2	$283.5	$86.8	$86.7	$83.2	$256.7
% change from prior year	10.6%	14.5%	6.0%	10.4%
Proforma Adjustments
Currency Translation Effects	0.1	0.1	—	0.2	—	—	—	—
Impact of Change in DWR Shipping Terms	—	—	—	—	—	—	(5.0)	(5.0)
Net Sales, proforma	$96.1	$99.4	$88.2	$283.7	$86.8	$86.7	$78.2	$251.7
% change from prior year	10.7%	14.6%	12.8%	12.7%

Herman Miller, Inc.
Net Sales	$619.0	$652.6	$624.6	$1,896.2	$578.4	$604.6	$580.3	$1,763.3
% change from prior year	7.0%	7.9%	7.6%	7.5%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	(0.8)	(0.8)
Impact of Reclassification Related to New Revenue Recognition Standard	—	—	—	—	9.2	9.3	7.3	25.8
Currency Translation Effects	5.4	4.0	1.7	11.1	—	—	—	—
Impact of Change in DWR Shipping Terms	—	—	—	—	—	—	(5.0)	(5.0)
Net Sales, proforma	$624.4	$656.6	$626.3	$1,907.3	$587.6	$613.9	$581.8	$1,783.3
% change from prior year	6.3%	7.0%	7.6%	7.0%

(1) The sum of the quarters does not equal the annual balance reflected in the most recently issued Consolidated Statements of Comprehensive Income due to rounding associated with the calculations on an individual quarter basis.

Herman Miller, Inc. Supplemental Financial Data
Revised Quarterly Segment Data for the 9 Months Ended March 2, 2019 and 9 Months Ended March 3, 2018

(Unaudited) ($ in millions)

D. Organic Orders Growth (Decline) by Segment

	Fiscal 2019				Fiscal 2018
	Three Months Ended			YTD	Three Months Ended			YTD
	March 2, 2019	December 1, 2018	September 1, 2018	March 2, 2019	March 3, 2018	December 2, 2017	September 2, 2017	March 3, 2018
North America Contract
Orders, as reported	$390.9	$457.7	$425.1	$1,273.7	$365.9	$418.2	$410.2	$1,194.3
% change from prior year	6.8%	9.4%	3.6%	6.6%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	(2.2)	(2.2)
Impact of Reclassification Related to New Revenue Recognition Standard	—	—	—	—	4.8	7.5	5.5	17.8
Currency Translation Effects (1)	1.3	0.9	0.6	2.8	—	—	—	—
Orders, organic	$392.2	$458.6	$425.7	$1,276.5	$370.7	$425.7	$413.5	$1,209.9
% change from prior year	5.8%	7.7%	3.0%	5.5%

International Contract
Orders, as reported	$127.0	$137.3	$125.0	$389.3	$113.9	$118.0	$108.5	$340.4
% change from prior year	11.5%	16.4%	15.2%	14.4%
Proforma Adjustments
Impact of Reclassification Related to New Revenue Recognition Standard	—	—	—	—	3.6	3.4	2.1	9.1
Currency Translation Effects	3.0	2.4	1.5	6.9	—	—	—	—
Orders, organic	$130.0	$139.7	$126.5	$396.2	$117.5	$121.4	$110.6	$349.5
% change from prior year	10.6%	15.1%	14.4%	13.4%

Retail
Orders, as reported	$92.8	$107.6	$80.5	$280.9	$83.4	$93.2	$76.1	$252.7
% change from prior year	11.3%	15.5%	5.8%	11.2%
Proforma Adjustments
Currency Translation Effects	0.1	0.1	—	0.2	—	—	—	—
Orders, organic	$92.9	$107.7	$80.5	$281.1	$83.4	$93.2	$76.1	$252.7
% change from prior year	11.4%	15.6%	5.8%	11.2%

Herman Miller, Inc.
Orders, as reported	$610.7	$702.6	$630.6	$1,943.9	$563.2	$629.4	$594.8	$1,787.4
% change from prior year	8.4%	11.6%	6.0%	8.8%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	(2.2)	(2.2)
Impact of Reclassification Related to New Revenue Recognition Standard	—	—	—	—	8.4	10.9	7.6	26.9
Currency Translation Effects (1)	4.4	3.4	2.1	9.9	—	—	—	—
Orders, organic (1)	$615.1	$706.0	$632.7	$1,953.8	$571.6	$640.3	$600.2	$1,812.1
% change from prior year	7.6%	10.3%	5.4%	7.8%

(1) The sum of the quarters does not equal the annual balance reflected in the most recently issued Consolidated Statements of Comprehensive Income due to rounding associated with the calculations on an individual quarter basis.